ESCROW AGREEMENT

May 4, 2011
This Escrow Agreement is reached between the following parties:

SUCCESS OIL CO., INC. of 8306 Wilshire Blvd. #566, Beverly Hills, California 90211 hereinafter called ("SUCCESS”),

EGPI FIRECREEK, INC./DENNIS ALEXANDER/CEO, AND FURTHER THROUGH ITS WHOLLY OWNED SUBSIDIARY, ENERGY PRODUCERS Inc., of 6564 SMOKE TREE LANE, TOWN OF PARADISE VALLEY, AZ. 85253 hereinafter called (collectively, "FIRECREEK"), and

TWL INVESTMENTS A L.L.C. of 3415 W. Pershing Ave., Phoenix, AZ 85029, hereinafter called (“TWL”)

CHARLES C. WRIGHT, Attorney at Law, of 201, S. LAUREL AVE., Luling, Texas 78648, hereinafter called ("WRIGHT"),

WHEREAS, SUCCESS and  FIRECREEK, and TWL wishes to re-complete/re-work 2 Oil & Gas Wells listed below the location on the J.B. TUBB NORTH 40 ACRES, WARD COUNTY TEXAS (RRC #08-33611), whose legal description is attached hereto on Exhibit "A", hereinafter called ”PROPERTY," said two wells being the Crawar #1 & J.B. Tubb #18-1 wells.

WHEREAS, SUCCESS and FIRECREEK have entered into a “Turnkey Rework Agreement (for Turnkey Drilling, Multiple Wells)” attached hereto on Exhibit “B” (the “Participation-Turnkey Program Agreement”) which defines and sets forth the matters therein including Commencement of the development program for the prospect wells located on the Property.

WHEREAS, SUCCESS, FIRECREEK, and TWL INVESTMENTS, L.L.C. have agreed to deposit funds with WRIGHT to be disbursed in accordance with this Agreement upon WRIGHT receiving the “Escrow Notification Letter” attached hereto as Exhibit “C”.

WHEREAS, pursuant to the Turnkey Rework Agreement FIRECREEK is to pay SUCCESS One Hundred Sixty Five Thousand One Hundred Sixty Two and 36/100 Dollars ($165,162.36) in accordance with the terms of this Escrow Agreement and further, the final confirmation and acceptance of all items therein listed in the Escrow Notification Letter attached on Exhibit “C” hereto. hereto.

For consideration of Ten Dollars ($10.00) and the mutual provisions contained herein, the parties hereto agree as follows:

1. WRIGHT is to hold in escrow, Escrow Funds of $200,000.00 provided to him by TWL until the following events:

(a) WRIGHT is informed in writing signed by SUCCESS, FIRE CREEK and TWL that  WRIGHT is to pay to SUCCESS $165,162.36
(b)  WRIGHT is to hold the balance of the Escrow Funds until instructed in writing by, FIRECREEK, and TWL to disburse the balance
(c)  If WRIGHT receives conflicting instructions he may place the funds in the registry of a court.

2. WRIGHT shall not be responsible for his actions unless such actions are in violation of this Escrow Agreement or WRIGHT acts with willful misconduct or gross negligence.

3. This agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, and no other agreement, statement, or promise relating to the subject matter of this agreement that is not contained herein shall be valid or binding unless in writing signed by all parties.

4. If any action at law or in equity is brought to enforce or interpret the provisions of this agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which he may be entitled.

5. The validity of this agreement and of any of its terms or provisions, as well as the rights and duties of the parties hereunder, shall be governed by the laws of the State of Texas.

6. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

7. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to the Firecreek:

EGPI Firecreek, Inc.
6564 Smoke Tree Lane
Scottsdale, AZ 85253
Attention:  Chairman of the Board and Chief Financial Officer
Facsimile No.: (480) 443-1403 480-948-6581 (Voice) 602-326-7371
(Cell)

If to SUCCESS:

SUCCESS OIL CO., INC.
Attn:  Jeru Morgan, Pres.
8306 Wilshire Blvd. #566
Beverly Hills, Ca. 90211
FAX #:  (310) 861-0228

If to TWL INVESTMENTS, L.L.C.:
TWL INVESTMENTS, L.L.C.
3415 W. Pershing Ave.
Phoenix, AZ 85029
Phone 480-461-3592

If to Wright:
Charles C. Wright
Attorney at Law
P.O. Box 1331
Luling, Texas 78648
Fax # (830) 875-9266

EXECUTED this 9th day of May 2011, effective May 4th, 2011.

Charles C. Wright

SUCCESS OIL CO., INC.

By

JERU MORGAN
President of SUCCESS OIL CO.

Energy Producers, Inc.,
a wholly owned subsidiary of
EGPI Firecreek, Inc.

By
Dennis R. Alexander
President, on behalf of EGPI Firecreek, Inc.,
sole shareholder of Energy Producers, Inc.

TWL INVESTMENTS L.L.C.

By

3415 W. PERSHING AVE.
PHOENIX, AZ. 85029
480-461-3592 Cell 480-369-3392

FUNDS WIRED TO:   Citizens State Bank
200 S. Magnolia P.O. Box 350
Luling, Texas 78648  PH. #830-875-2472
Routing Number: 114916488  Credit funds to:
Charles C. Wright Esq. (IOLTA Trust Account No. 09680950)

Charles C. Wright Esq.
201 S. Laurel Ave.
Luling, Texas 78648
830-875-3492   FAX:830-875-9266

EXHIBIT “A”

TO AN ESCROW AGREEMENT

EFFECTIVE May 4, 2011

Legal Description

Description of Lands and Leases:

J.B. TUBB NORTH 40 ACRES:

J.B. TUBB "18-1", being the Wl/2 of the NW1/4 of Section 18, Block B-20, Public School Lands, Ward County, Texas, containing Eighty (40) acres more or less.      (Area of contract highlighted in yellow)

EXHIBIT “B”

TO AN ESCROW AGREEMENT

EFFECTIVE MAY 4, 2011

Turnkey Rework Agreement

[TO BE ATTACHED ON FOLLOWING PAGE]

EXHIBIT “C”
[Escrow Notification Letter]

TO AN ESCROW AGREEMENT

EFFECTIVE May 4, 2011

[TO BE ATTACHED ON FOLLOWING PAGE OR PAGES AS REQUIRED]

EXHIBIT “C”

Dated the _____ day of _________, 2011

Mr. Charles C. Wright
Attorney at Law
P.O. Box 1331
Luling, Texas 78648

Re: Escrow Agreement with effective date of May 4, 2011

Dear Mr. Wright:

You are hereby instructed to immediately distribute from the escrow funds you are holding, $165,162.36 to Success Oil., Inc.

Sincerely,

SUCCESS OIL CO., INC.

By
Jeru Morgan, President

ENERGY PRODUCERS Inc.

By
Dennis R. Alexander, Chief Executive Officer
of EGPI Firecreek, Inc., sole shareholder
of Energy Producers, Inc.

TWL INVESTMENTS, L.L.C.

By